                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                            ------------------------------

                                       FORM 8-K

                                    CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                   August 14, 1997
                          ----------------------------------
                                    Date of Report
                          (Date of earliest event reported)


                                    EGGHEAD, INC.
--------------------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

          Washington                  0-16930                   91-1296187
 ---------------------------      -------------------       --------------------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
      of incorporation)                                     Identification No.)

                               22705 E. Mission Avenue
                           Liberty Lake, Washington  99019
--------------------------------------------------------------------------------
             (Address of principal executive offices, including zip code)

                                    (509) 922-7031
--------------------------------------------------------------------------------
                 (Registrant's telephone number, including area code)



                         Exhibit Index appears on page 13

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    ACQUISITION OF SURPLUS SOFTWARE, INC.

    On August 14, 1997, Egghead, Inc. ("Egghead") acquired all the outstanding stock of Surplus Software, Inc., an Oregon corporation ("Surplus Direct"), pursuant to an Agreement and Plan of Merger, dated as of April 30, 1997 and amended as of May 23, 1997 (the "Merger Agreement"), by and among Egghead, Surplus Direct, North Face Merger Sub, Inc., an Oregon corporation and a wholly owned subsidiary of Egghead ("Merger Sub"), and the principal shareholders of Surplus Direct (the "Principal Shareholders"). In accordance with the terms of the Merger Agreement, Surplus Direct merged into Merger Sub, with Merger Sub as the surviving corporation (the "Merger").

    At the time of effectiveness of the Merger on August 14, 1997 (the "Effective Time"), Egghead issued 5,310,887 shares of common stock, par value $.01 per share (the "Egghead Common Shares"), in exchange for all the outstanding shares of common stock, no par value, of Surplus Direct (the "Surplus Direct Common Stock"), and all outstanding shares of preferred stock, no par value, of Surplus Direct (the "Surplus Direct Preferred Stock" and, together with the Surplus Direct Common Stock, the "Surplus Direct Stock").
Each issued and outstanding share of Surplus Direct Common Stock converted into the right to receive approximately 1.55169 Egghead Common Shares, and each issued and outstanding share of Surplus Direct Preferred Stock converted into the right to receive approximately 1.97261 Egghead Common Shares. The allocation of the Egghead Common Shares among the Surplus Direct Common Stock and the Surplus Direct Preferred Stock was based on the average closing price of Egghead Common Shares during the 30-day period ending three days prior to the closing of the Merger (the "Closing Average"). The shareholders of Surplus Direct (the "Surplus Direct Shareholders") received cash in lieu of any fractional Egghead Common Shares. In addition, each option to purchase shares of Surplus Direct Common Stock that was outstanding at the Effective Time was assumed by Egghead and will be treated as an option to purchase a number of Egghead Common Shares equal to the product of the conversion ratio for the Surplus Direct Common Stock (1.55169) and the number of shares of Surplus Direct Common Stock subject to such option. Immediately following the Effective Time, the Surplus Direct Shareholders owned approximately 23.17% of the outstanding Egghead Common Shares (including the Holdback Shares described below, excluding Egghead Common Shares owned by Surplus Direct Shareholders prior to the Merger and assuming no exercise of outstanding options to purchase Surplus Direct Stock) (the "Share Consideration").

    Pursuant to the Merger Agreement, the Surplus Direct Shareholders have agreed to jointly and severally indemnify and hold Egghead harmless for any losses in excess of $300,000 that may be suffered by Egghead arising out of or in connection with any inaccuracies in the representations and warranties made by Surplus Direct in the Merger Agreement and related documents or any failure by Surplus Direct or any Principal Shareholder to perform its obligations under the Merger Agreement and related agreements.

Shares representing 10% of the Share Consideration (the "Holdback Shares") have been retained by Egghead to secure such indemnification obligations. The Holdback Shares will be Egghead's sole recourse in the event of claims for indemnification pursuant to the Merger Agreement. Any claims by Egghead against the Holdback Shares will be accounted for as a reduction of the Share Consideration.

    Egghead's shareholders approved the issuance of Egghead Common Shares in connection with the Merger at a special meeting held on August 14, 1997. The Surplus Direct Shareholders also approved the Merger Agreement at a special meeting held on August 14, 1997.

    Pursuant to the Merger Agreement, Gregory J. Boudreau, Chief Executive Officer and a director of Surplus Direct, and Jonathan W. Brodeur, President and a director of Surplus Direct, have been appointed to Egghead's Board of Directors. Certain officers and other employees of Surplus Direct entered into amendments to their employment agreements with Surplus Direct that became effective at the Effective Time, providing for adjusted base salaries, annual bonuses and approximately $1 million in signing bonuses.

    REGISTRATION RIGHTS AGREEMENT

    Per the terms of the Merger Agreement, on August 14, 1997, Egghead executed a Registration Rights Agreement (the "Registration Rights Agreement") that requires Egghead to include in any registration of its securities the Egghead Common Shares issued to Gregory J. Boudreau, Jonathan W. Brodeur and
Stephen M. Wood (the "Significant Shareholders") in connection with the Merger. The Registration Rights Agreement terminates on the earlier of three years following the Effective Time or such time as none of the Significant Shareholders owns any of the Egghead Common Shares issued to such Significant Shareholder in connection with the Merger.

    The Merger Agreement and the Registration Rights Agreement (together, the "Agreements") and a press release issued by Egghead to announce the consummation of the Merger are filed as exhibits to this report and are incorporated herein by reference. The descriptions of the Agreements herein do not purport to be complete and are qualified in their entirety by the provisions of the Agreements.

    The Egghead Common Shares are quoted on the Nasdaq National Market under the trading symbol "EGGS."

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements

    Egghead's financial statements are hereby incorporated by reference to pages F-2 through F-17 of Egghead's Registration Statement on Form S-4 (File No. 333-31251) filed with the Securities and Exchange Commission (the "Commission") on July 14, 1997 and to

Egghead's Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 1997, as filed with the Commission on August 8, 1997.

    Surplus Direct's financial statements are hereby incorporated by reference to pages F-18 through F-32 of Egghead's Registration Statement on Form S-4 (File No. 333-31251) filed with the Commission on July 14, 1997.

    (b)  Pro Forma Financial Information

    The following Pro Forma Condensed Balance Sheet and Statements of Operations give effect to the Merger according to the purchase method of accounting. These Pro Forma Condensed Financial Statements have been prepared from the historical consolidated financial statements of Egghead and the historical financial statements of Surplus Direct incorporated by reference herein and should be read in conjunction therewith. The pro forma condensed financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have actually been reported had the Merger occurred at the beginning of the period presented, nor is it necessarily indicative of future financial positions or results of operations, and does not incorporate any benefits from cost savings or synergies of operations of the combined company.

    The Pro Forma Condensed Balance Sheet gives effect to the merger as if it had occurred on June 28, 1997, combining the balance sheets of Egghead as of June 28, 1997 and of Surplus Direct as of May 31, 1997. The Pro Forma Condensed Statements of Operations for the fiscal year ended March 29, 1997 give effect to the Merger as if it had occurred on March 31, 1996, the beginning of Egghead's 1997 fiscal year, combining the results of Egghead for the fiscal year ended March 29, 1997 with the results of Surplus Direct for the fiscal year ended
May 31, 1997. The Pro Forma Condensed Statements of Operations for the thirteen weeks ended June 28, 1997 give effect to the Merger as if it had occurred on March 30, 1997, the beginning of the first fiscal quarter in Egghead's 1998 fiscal year, combining the results of Egghead for the thirteen weeks ended June 28, 1997 with the results of Surplus Direct for its fourth fiscal quarter ended May 31, 1997.

    Egghead and Surplus Direct estimate that they will incur direct transaction costs of approximately $1.4 million associated with the Merger. It is expected that approximately $0.9 million of direct transaction costs will be capitalized as part of the purchase price and $0.5 million of stock issuance costs will be charged to additional paid-in capital. In addition, it is expected that Egghead will incur additional charges to operations to reflect costs associated with integrating the two companies. However, these integration costs cannot currently be reasonably estimated. There can be no assurance that Egghead will not incur additional charges to reflect costs associated with the Merger or that management will be successful in its efforts to integrate the operations of the two companies.



                                                                EGGHEAD, INC.

                                                                  PRO FORMA
                                                           CONDENSED BALANCE SHEET

                                                                   JUNE 28, 1997
                                          ------------------------------------------------------------------
                                                HISTORICAL                         PRO FORMA(a)
                                          ---------------------    -----------------------------------------
                                                                     NET JOINT
                                                        SURPLUS       VENTURE         OTHER
                                           EGGHEAD       DIRECT    ADJUSTMENTS(d)  ADJUSTMENTS     COMBINED
                                          --------      -------    --------------  -----------     ---------
                                                                   (IN THOUSANDS)

                                                  ASSETS
Current assets:
  Cash and cash equivalents and
    short-term investments . . . . . .   $ 74,176      $   539         $861       $(8,933)(j)   $    66,643
  Accounts receivable, net . . . . . .     18,503        1,511       (3,959)           --            16,055
  Merchandise inventories, net . . . .     42,894        6,837        3,061            --            52,792
  Other current assets . . . . . . . .      3,703        2,138           --            --             5,841
  Property held for sale . . . . . . .      7,742           --           --            --             7,742
                                          --------      -------         ----       -------         ---------
      Total current assets . . . . . .    147,018       11,025          (37)       (8,933)      $   149,073
Property and equipment, net. . . . . .     11,356        1,898          463            --            13,717
Other assets, net. . . . . . . . . . .        692          230         (257)           --               665
Goodwill . . . . . . . . . . . . . . .         --           --           --        31,739            31,739
                                          --------      -------         ----       -------         ---------
                                         $159,066      $13,153         $169       $22,806          $195,194
                                          --------      -------         ----       -------         ---------
                                          --------      -------         ----       -------         ---------

                                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable . . . . . . . . . .   $ 36,479      $ 1,335         $ --       $    --          $ 37,814
  Accrued liabilities. . . . . . . . .     10,738        2,097          169       1,400(c)           14,404
  Bridge Loan. . . . . . . . . . . . .         --        2,000           --        (2,000)               --
  Bank line of credit. . . . . . . . .         --        3,495           --        (3,495)(e)            --
Subordinated debt. . . . . . . . . . .         --        2,000           --        (2,000)(e)            --
  Current portion of long-term
    debt . . . . . . . . . . . . . . .         --          438           --          (438)(e)            --
  Other current liabilities. . . . . .     15,172           --           --            --            15,172
                                          --------      -------         ----       -------         ---------
  Total current liabilities. . . . . .     62,389       11,365          169        (6,533)           67,390
Other obligations. . . . . . . . . . .        288           46           --            --               334
Shareholders' equity . . . . . . . . .     96,389        1,742           --        29,339           127,470
                                          --------      -------         ----       -------         ---------
  Total liabilities and
  shareholders' equity . . . . . . . .   $159,066      $13,153         $169       $22,806          $195,194
                                          --------      -------         ----       -------         ---------
                                          --------      -------         ----       -------         ---------


         See accompanying notes to pro forma condensed financial statements.


                                                                EGGHEAD, INC.

                                                                  PRO FORMA
                                                     CONDENSED STATEMENTS OF OPERATIONS

                                                               YEAR ENDED MARCH 29, 1997
                                          ------------------------------------------------------------------
                                                HISTORICAL                         PRO FORMA(b)
                                          ---------------------    -----------------------------------------
                                                                     NET JOINT
                                                        SURPLUS       VENTURE         OTHER
                                           EGGHEAD       DIRECT    ADJUSTMENTS(d)  ADJUSTMENTS     COMBINED
                                          --------      -------    --------------  -----------     ---------
                                                         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

Net sales. . . . . . . . . . . . . . .   $360,715      $58,697      $(4,843)         $--           $414,569
Cost of sales, including certain
  buying, occupancy and
  distribution costs . . . . . . . . .    326,044       48,655       (5,723)          --            368,976
                                          ---------     --------     -------      --------         ---------
Gross margin . . . . . . . . . . . . .     34,671       10,042          880           --             45,593
Selling, general and administrative
  expenses . . . . . . . . . . . . . .     60,632       12,011        1,008           --             73,651
Depreciation and amortization
  expenses . . . . . . . . . . . . . .      6,043          288           54        1,587  (f)         7,972
Restructuring and impairment
  charge . . . . . . . . . . . . . . .     15,597           --           --           --             15,597
                                          ---------     --------     -------      --------         ---------
Operating loss . . . . . . . . . . . .    (47,601)      (2,257)        (182)      (1,587)           (51,627)
Other income (expense) . . . . . . . .      3,428         (291)         182           --              3,319
                                          ---------     --------     -------      --------         ---------
Loss from continuing operations
  before income taxes. . . . . . . . .    (44,173)      (2,548)          --       (1,587)           (48,308)
Income (tax) benefit . . . . . . . . .     (4,788)         218           --           --             (4,570)
                                          ---------     --------     -------      --------         ---------
Loss from continuing operations
  before effects of discontinued
  operations and cumulative effect
  of change in accounting
  principle(h) . . . . . . . . . . . .   $(48,961)     $(2,330)     $    --      $(1,587)          $(52,878)
                                          ---------     --------     -------      --------         ---------
Loss from continuing operations
  per share. . . . . . . . . . . . . .   $  (2.78)     $ (0.86)                                    $  (2.31)
                                          ---------     --------                                   ---------
Shares used in per share
  calculations . . . . . . . . . . . .     17,591        2,718                                       22,892 (i)
                                          ---------     --------                                   ---------


         See accompanying notes to pro forma condensed financial statements.



                                                                EGGHEAD, INC.

                                                                  PRO FORMA
                                                     CONDENSED STATEMENTS OF OPERATIONS

                                                           THIRTEEN WEEKS ENDED JUNE 29, 1997
                                          ------------------------------------------------------------------
                                                HISTORICAL                         PRO FORMA(b)
                                          ---------------------    -----------------------------------------
                                                                     NET JOINT
                                                        SURPLUS       VENTURE         OTHER
                                           EGGHEAD       DIRECT    ADJUSTMENTS(d)  ADJUSTMENTS     COMBINED
                                          --------      -------    --------------  -----------     ---------
                                                         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

Net sales. . . . . . . . . . . . . . .    $56,160      $18,577      $(1,558)       $  --            $73,179
Cost of sales, including certain
  buying, occupancy and
  distribution costs . . . . . . . . .     50,385       15,929       (1,937)          --             64,377
                                          ---------     --------     --------       ------          --------
Gross margin . . . . . . . . . . . . .      5,775        2,648          379           --              8,802
Selling, general and administrative
  expenses . . . . . . . . . . . . . .      9,481        3,580          476           --             13,537
Depreciation and amortization
  expenses . . . . . . . . . . . . . .        958           96           53          397 (f)          1,504
Restructuring and impairment
  charge . . . . . . . . . . . . . . .         --           --           --           --                 --
                                           --------     --------     --------       ------          --------
Operating loss . . . . . . . . . . . .     (4,664)      (1,028)        (150)        (397)            (6,239)
Other income (expense) . . . . . . . .      1,006         (133)         150           --              1,023
                                           --------     --------     --------       ------          --------
Loss from continuing operations
  before income taxes. . . . . . . . .     (3,658)      (1,161)          --         (397)            (5,216)
Income (tax) benefit . . . . . . . . .         --           --           --           --                 --
                                           --------     --------     --------       ------          --------
Loss from continuing operations
  before effects of discontinued
  operations and cumulative effect
  of change in accounting
  principle(h) . . . . . . . . . . . .    $(3,658)     $(1,161)     $    --        $(397)           $(5,216)
                                           --------     --------     --------       ------          --------
Loss from continuing operations
  per share. . . . . . . . . . . . . .    $  (.21)     $ (0.43)     $  (.23)
                                           --------     --------     --------
Shares used in per share
  calculations . . . . . . . . . . . .     17,581        2,718                                       22,902 (i)
                                           --------     --------                                    ---------



         See accompanying notes to pro forma condensed financial statements.

                                EGGHEAD-SURPLUS DIRECT

                  NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

(a) The pro forma condensed balance sheet gives effect to the Merger as if it had occurred on June 28, 1997, combining the balance sheets of Egghead as of June 28, 1997 and Surplus Direct as of May 31, 1997.

(b) The pro forma condensed statement of operations for the fiscal year ended March 29, 1997 gives effect to the Merger as if it had occurred on March 31, 1996, the beginning of Egghead's 1997 fiscal year, combining the results of continuing operations of Egghead for the fiscal year ended March 29, 1997 with the results of Surplus Direct for the fiscal year ended May 31, 1997. Egghead's results of continuing operations include a one-time restructuring and impairment charge of $24.0 million related to the closure of 77 retail stores, head count reductions, closure of a distribution center and the impairment of certain real estate assets that Egghead plans to sell.
    Egghead also recorded a valuation allowance offsetting its previously recorded deferred assets. The net noncash charge for the year of $10.7 million is a component of income expense.

    The pro forma condensed statement of operations for the thirteen weeks ended June 28, 1997 gives effect to the Merger as if it had occurred on March 30, 1997, the beginning of the first fiscal quarter in Egghead's 1998 fiscal year, combining the results of Egghead for the thirteen weeks ended June 28, 1997 with the results of Surplus Direct for its fourth fiscal quarter ended May 31, 1997.

(c) Total direct transaction costs to be incurred by Egghead and Surplus Direct in connection with the Merger are estimated to be approximately $1.4 million and are shown as a pro forma adjustment to increase accrued liabilities. These costs relate primarily to legal, accounting, investment advisory and printing services and filing fees. It is expected that approximately $0.9 million of direct transaction costs will be capitalized as part of the purchase price and $0.5 million of stock issuance costs will be charged to additional paid-in capital. It is possible that Egghead will incur additional charges to operations to reflect costs associated with integrating the two companies. However, these integration costs cannot currently be reasonably estimated.

(d) Had the Merger occurred on June 28, 1997 (for balance sheet purposes), March 31, 1996 (for statement of operations purposes) or on March 30, 1997 (for interim statement of operations purposes), a joint venture of Egghead and Surplus Direct (Egghead Computer Surplus) would have been consolidated. The pro forma adjustments, shown net of eliminating entities, reflect the assets, liabilities, revenues and expenses of the joint venture as of June 28, 1997 and for the period from November 1, 1996 through March 29, 1997 and the interim period from March 30, 1997 through June 28, 1997.

(e) Pursuant to the terms of the Merger Agreement, Egghead paid approximately $5.9 million of Surplus Direct's borrowings as of May 31, 1997. For purposes of pro forma adjustments, this is shown as a reduction in cash and borrowings.

(f) The excess of the purchase price over the fair value of net assets purchased (goodwill) would have been $31.7 million had the Merger occurred on March 29, 1997. Egghead intends to amortize the goodwill over 20 years, resulting in additional annual amortization expense of approximately $1.6 million annually or $0.4 million for the thirteen weeks ended June 28, 1997. Pursuant to the terms of the Merger Agreement, Egghead will issue up to 5,600,000 Egghead Common Shares for all outstanding shares of Surplus Direct Preferred Stock, Surplus Direct Common Stock and Surplus Direct Options. For purposes of computing the purchase price and pro forma adjustments, the Egghead Common Share price was assumed to be $5.875, the closing price on August 14, 1997, the date that Egghead acquired Surplus Direct. The goodwill was calculated as follows:


    Maximum number of Egghead Common Shares to be issued . . . . . . . . . . . . . .          5,600,000
    Assumed Closing Average. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $       5.875
                                                                                          -------------
    Assumed purchase price . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         32,900,000
    Net assets of Surplus Direct at May 31, 1997(1). . . . . . . . . . . . . . . . .          2,061,000
                                                                                          -------------
    Excess of purchase price over fair value of net assets acquired. . . . . . . . .         30,839,000
    Add transaction costs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            900,000
                                                                                          -------------
    Total goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  31,739,000
                                                                                          -------------
                                                                                          -------------


--------------------
    (1) For purposes of calculating pro forma adjustments, the book value of net assets acquired was assumed to approximate fair value.

(g) Pursuant to the Merger Agreement and related employment agreements, approximately $1 million in signing bonuses were paid by Egghead to certain Surplus Direct employees and will be recorded as compensation expense. For purposes of calculating pro forma adjustments, the signing bonuses have been shown as a reduction in cash and an increase in retained deficit.

(h) In connection with the signing of the Merger Agreement, Egghead and Surplus Direct entered into a Bridge Loan Agreement, dated April 30, 1997, pursuant to which Egghead loaned Surplus Direct $2.0 million to finance its working capital needs pending completion of the Merger. For purposes of calculating the pro forma adjustments, the Bridge Loan was eliminated and shown as a reduction in cash.

(i) The following table reconciles the number of shares used in the pro forma per share calculations to the number set forth in Egghead's historical statements of operations:


                                                                TWELVE MONTHS ENDED      THIRTEEN WEEKS ENDED
                                                                    JUNE 28, 1997            JUNE 28, 1997
                                                                -------------------      --------------------
                                                                     (IN THOUSANDS, EXCEPT EXCHANGE RATIO)

    Weighted average common and common
    equivalent shares used in per share calculation:
       Historical-Egghead. . . . . . . . . . . . . . . . .                17,581                   17,591

       Historical-Surplus Direct Preferred Stock . . . . .                   553                      553
       Exchange ratio(1) . . . . . . . . . . . . . . . . .                  1.97                     1.97
                                                                          ------                   ------

       Pro forma number of Egghead Common
       Shares . . . . . . . . . . . . . . . . . . . . . . .                1,090                    1,090

       Historical-Surplus Direct Common Stock . . . . . . .                2,720                    2,720
       Exchange ratio(1). . . . . . . . . . . . . . . . . .                 1.55                     1.55
                                                                          ------                   ------

       Pro forma number of Egghead Common
       Shares   . . . . . . . . . . . . . . . . . . . . . .                4,221                    4,221

       Pro forma combined shares. . . . . . . . . . . . . .               22,892                   22,902
                                                                          ------                   ------
                                                                          ------                   ------


---------------------
    (1) Under the terms of the Merger Agreement, the total number of Egghead Common Shares to be issued was fixed; however, the allocation of the Egghead Common Shares among the Surplus Direct Common Stock, the Surplus Direct Preferred Stock and the Surplus Direct Options was determined based on the Closing Average of the Egghead Common Shares. The Closing Average of Egghead Common Shares was determined to be $5.41667, and each outstanding share of Surplus Direct Common Stock and Surplus Direct Preferred Stock were converted into 1.55169 and
         1.97261 Egghead Common Shares, respectively. The terms of each Surplus Direct Option have been adjusted to reflect the conversion ratio for the Surplus Direct Common Stock. Accordingly, the Surplus direct Common Stock and the Surplus Direct Preferred Stock were converted into approximately 4,220,847 and 1,090,048 Egghead Common Shares, respectively. The remaining 289,104 Egghead Common Shares have been reserved for future conversion under the Surplus Direct Options.

         For purposes of computing the pro forma combined weighted average common and common equivalent shares, the dilutive impact of the Surplus Direct Options was not considered, as Surplus Direct recorded a loss for the 12-month period ended May 31, 1997, and the impact of those options would have been antidilutive.

(j) A reconciliation of the net pro forma adjustment to cash follows:

    Payment of Surplus Direct borrowings (see Note e) . . . . .     $5,933
    Payment of signing bonuses (see Note g) . . . . . . . . . .      1,000
    Elimination of Bridge Loan (see Note h) . . . . . . . . . .      2,000
                                                                    -------
       Net adjustment . . . . . . . . . . . . . . . . . . . . .     $8,933
                                                                    -------
                                                                    -------

    (c)  Exhibits

    Exhibit Number      Description
    --------------      -----------

          2.1* Agreement and Plan of Merger among Egghead, Inc., Surplus Software, Inc., North Face Merger Sub, Inc. and certain Shareholders of Surplus Direct, dated as of April 30, 1997 and amended as of May 23, 1997.

          23.1          Consent of Arthur Andersen LLP.

          23.2          Consent of KPMG Peat Marwick LLP.

          99.1 Registration Rights Agreement among Egghead, Inc., Gregory J. Boudreau, Jonathan W. Brodeur and Stephen M. Wood, dated as of August 14, 1997.

          99.2          Press Release issued August 14, 1997.

------------------

* Incorporated by reference to Egghead's Registration Statement on Form S-4 (File No. 333-31251) filed with the Commission on July 14, 1997.


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


                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       EGGHEAD, INC.

Dated:  August 27, 1997                By  /s/ George P. Orban
                                          ------------------------------------
                                           George P. Orban, Chairman of the
                                           Board and Chief Executive Officer






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


                                    EXHIBIT INDEX

         Exhibit Number      Description
         --------------      -----------

              2.1* Agreement and Plan of Merger among Egghead, Inc., Surplus Software, Inc., North Face Merger Sub, Inc. and certain Shareholders of Surplus Direct, dated as of April 30, 1997 and amended as of May 23, 1997.

              23.1           Consent of Arthur Andersen LLP.

              23.2           Consent of KPMG Peat Marwick LLP.

              99.1 Registration Rights Agreement among Egghead, Inc., Gregory J. Boudreau, Jonathan W. Brodeur and Stephen M. Wood dated as of August 14, 1997.

              99.2           Press Release issued August 14, 1997.

---------------------

* Incorporated by reference to Egghead's Registration Statement on Form S-4 (File No. 333-31251) filed with the Commission on July 14, 1997.





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